UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2012 (December 10, 2012)

Brown-Forman Corporation

(Exact name of registrant as specified in its charter)

Delaware	002-26821	61-0143150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway, Louisville, Kentucky		40210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 12, 2012, Brown-Forman Corporation (the “Company”) completed the sale of $250,000,000 aggregate principal amount of 1.000% Notes due January 15, 2018 (the “2018 Notes”), $250,000,000 aggregate principal amount of 2.250% Notes due January 15, 2023 (the “2023 Notes”), and $250,000,000 aggregate principal amount of 3.750% Notes due January 15, 2043 (the “2043 Notes” and, together with the 2018 Notes and the 2023 Notes, the “Notes”). The net proceeds from the Notes will be used to fund the Company’s previously announced special dividend of $4.00 per share on the Company’s Class A and Class B Common Stock and for general corporate purposes, which may include retiring existing indebtedness including commercial paper, acquisitions, repurchases of the Company’s common stock, dividends, funding of the Company’s pension plan obligations, additions to working capital and capital expenditures.

The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”) dated December 10, 2012, among the Company, Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (collectively the “Underwriters”). The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The Notes were issued pursuant to an indenture (the “base indenture”) dated as of April 2, 2007, as supplemented by a supplemental indenture dated as of December 13, 2010 (together with the base indenture, the “Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”). Pursuant to the Indenture, the Company executed an Officers’ Certificate dated December 12, 2012 (the “Officers’ Certificate”) setting forth the terms of the Notes.

Interest on the 2018 Notes will accrue at the rate of 1.000% per year, interest on the 2023 Notes will accrue at the rate of 2.250% per year and interest on the 2043 Notes will accrue at the rate of 3.750% per year. Interest on the Notes will be payable semi-annually in arrears on January 15 and July 15 of each year, beginning July 15, 2013. Each of the 2018 Notes, 2023 Notes and 2043 Notes will mature on January 15, 2018, January 15, 2023 and January 15, 2043, respectively.

The 2018 Notes may be redeemed by the Company in whole at any time or in part from time to time at a redemption price equal to (A) the greater of (i) 100% of the principal amount of the 2018 Notes to be redeemed on the redemption date or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2018 Notes being redeemed on that redemption date (not including any portion of any payment of interest accrued to the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 10 basis points, plus (B) accrued and unpaid interest on the 2018 Notes to the redemption date.

Before October 15, 2022, the Company may redeem the 2023 Notes, in whole or in part, at a redemption price equal to (A) the greater of (i) 100% of the principal amount of the 2023 Notes to be redeemed on the redemption date or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2023 Notes being redeemed on that redemption date (not including any portion of any payment of interest accrued to the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 12.5 basis points, plus (B) accrued and unpaid interest on the 2023 Notes to the redemption date. On or after October 15, 2022, the 2023 Notes may be redeemed by the Company, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2023 Notes to be redeemed on the redemption date, plus accrued and unpaid interest on the 2023 Notes to the redemption date.

Before July 15, 2042, the Company may redeem the 2043 Notes, in whole or in part, at a redemption price equal to (A) the greater of (i) 100% of the principal amount of the 2043 Notes to be redeemed on the redemption date or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2043 Notes being redeemed on that redemption date (not including any portion of any payment of interest accrued to the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 15 basis points, plus (B) accrued and unpaid interest on the 2043 Notes to the redemption date. On or after July 15, 2042, the 2043 Notes may be redeemed by the Company, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2043 Notes to be redeemed on the redemption date, plus accrued and unpaid interest on the 2043 Notes to the redemption date.

The Indenture provides for customary events of default and further provides that the Trustee or the holders of 51% or more in aggregate principal amount of the outstanding series of Notes may declare such series of Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The Notes were offered and sold by the Company pursuant to its automatic shelf registration statement, as defined in Rule 405 of the Securities Act of 1933, as amended, on Form S-3 (File Number 333-171126), filed with the Securities and Exchange Commission on December 13, 2010, as supplemented by the prospectus supplement dated December 10, 2012, previously filed with the Securities and Exchange Commission.

The above description of the Underwriting Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture, the Officers’ Certificate pursuant to the Indenture setting forth the terms of the Notes and the form of 1.000% Note due 2018, the form of 2.250% Note due 2023, and the form of 3.750% Note due 2043 representing the Notes, which are filed as exhibits to this report and are incorporated herein by reference or are otherwise incorporated into this report by reference.

Certain of the Underwriters and their respective affiliates have provided and in the future may continue to provide investment banking, commercial banking and other financial services, including the provision of credit facilities, to us in the ordinary course of business for which they have received and will receive customary compensation. Certain of the Underwriters and certain affiliates of the Underwriters are parties to the Company’s Five-Year Credit Agreement dated as of November 18, 2011.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above with respect to the Notes is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 7.01	Regulation FD Disclosure

On December 12, 2012, the Company issued a press release announcing the closing of its offering of $750 million aggregate principal amount of senior unsecured notes. A copy of the press release is furnished herewith as Exhibit 99.1. The information furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Index:

Exhibit	Description

1.1

Underwriting Agreement, dated December 10, 2012, by and among Brown-Forman Corporation, Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC.

Exhibit Number	Description

4.3	Officers’ Certificate dated December 12, 2012, pursuant to the indenture dated April 2, 2007, as supplemented by the supplemental indenture dated as of December 13, 2010 between Brown-Forman Corporation and U.S. Bank National Association, as trustee setting forth the terms of the Notes.

4.4	Form of 1.000% Note due 2018.

4.5	Form of 2.250% Note due 2023.

4.6	Form of 3.750% Note due 2043.

5.1	Opinion of Bass, Berry & Sims PLC.

23.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.1).

99.1	Brown-Forman Corporation Press Release dated December 12, 2012.

Previously Filed Exhibit Index:

4.1	Indenture between Brown-Forman and U.S. Bank National Association, as trustee, dated April 2, 2007, which is incorporated into this report by reference to Brown-Forman Corporation’s Form 8-K filed on April 3, 2007.

4.2	First Supplemental Indenture between Brown-Forman and U.S. Bank National Association, as trustee, dated December 13, 2010, which is incorporated into this report by reference to Brown-Forman Corporation’s S-3ASR filed on December 13, 2010.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brown-Forman Corporation (Registrant)

December 12, 2012	/s/ Nelea A. Absher
(Date)	Nelea A. Absher
Senior Vice President, Associate General Counsel and Assistant Corporate Secretary

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 10, 2012, by and among Brown-Forman Corporation, Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Investments, Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC.

4.3	Officers’ Certificate dated December 12, 2012, pursuant to the indenture dated April 2, 2007, as supplemented by the supplemental indenture dated as of December 13, 2010 between Brown-Forman Corporation and U.S. Bank National Association, as trustee setting forth the terms of the Notes.

4.4	Form of 1.000% Note due 2018.

4.5	Form of 2.250% Note due 2023.

4.6	Form of 3.750% Note due 2043.

5.1	Opinion of Bass, Berry & Sims PLC.

23.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.1).

99.1	Brown-Forman Corporation Press Release dated December 12, 2012.

Previously Filed Exhibit Index:

4.1	Indenture between Brown-Forman and U.S. Bank National Association, as trustee, dated April 2, 2007, which is incorporated into this report by reference to Brown-Forman Corporation’s Form 8-K filed on April 3, 2007.

4.2	First Supplemental Indenture between Brown-Forman and U.S. Bank National Association, as trustee, dated December 13, 2010, which is incorporated into this report by reference to Brown-Forman Corporation’s S-3ASR filed on December 13, 2010.